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                                                                    EXHIBIT 10.2
                                                                    ------------

  SECOND AMENDMENT, dated as of April 24, 1998 (this "Amendment"), to the CREDIT
                                                      ---------
AGREEMENT, dated as of December 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Fox Sports Net, LLC,
                                 ----------------
fX Networks, LLC, Fox Sports RPP Holdings, LLC (collectively, the "Borrower"),
                                                                   --------
Fox/Liberty Networks, LLC, the Lenders parties to the Credit Agreement, the Syndication Agent and Documentation Agent named therein and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.


                             W I T N E S S E T H :
                             - - - - - - - - - -

  WHEREAS, the Borrower and Fox/Liberty have requested certain amendments to the Credit Agreement as set forth herein; and

  WHEREAS, the parties hereto are willing to agree to such amendments on the terms and conditions set forth herein;

  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


  II.  AMENDMENTS.
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       1.  Section 6.7.  Paragraph (c) of Section 6.7 of the Credit Agreement is
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hereby amended and restated in its entirety as follows:

       "(c) Guarantee Obligations permitted by Section 6.2 and Guarantee Obligations of Fox/Liberty in connection with Programming Liabilities incurred by or on behalf of the RSN currently known as Fox Sports Detroit;"

       2.  Section 6.15.  Clause (b) of Section 6.15 of the Credit Agreement is
           ------------
hereby amended by adding the following new clause (iv) to the end thereof:

       "and (iv) in the case of Fox/Liberty, Guarantee Obligations of Fox/Liberty in connection with Programming Liabilities incurred by or on behalf of the RSN currently known as Fox Sports Detroit;"


  II.  MISCELLANEOUS.
       -------------

       1.  Representations and Warranties.  The Borrower hereby represents and
           ------------------------------
warrants as of the date hereof that, after giving effect to this Amendment, (a) no Default or Event of Default has occurred and is continuing and (b) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

       2.  Expenses.  The Borrower agrees to pay or reimburse the Administrative
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Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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       3.  No Change. Except as expressly provided herein, no term or provision
           ---------
of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

       4.  Effectiveness.  This Amendment shall become effective as of the date
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hereof upon receipt by the Administrative Agent of (a) an executed counterpart of this Amendment from Fox/Liberty and the Borrower and (b) executed Lender Consent Letters (or facsimile transmissions thereof) from the Required Lenders consenting to the execution of this Amendment by the Administrative Agent.

       5.  Counterparts.  This Amendment may be executed by the parties hereto
           ------------
in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

       6.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
           -------------
PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.

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  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                              FOX SPORTS NET, LLC

                              By: /s/ Jeff Shell
                                 ---------------
                                 Name: Jeff Shell
                                 Title:  Executive Vice President and
                                         Chief Financial Officer


                              FX NETWORKS, LLC

                              By: /s/ Jeff Shell
                                 ---------------
                                 Name: Jeff Shell
                                 Title:  Executive Vice President and
                                         Chief Financial Officer


                              FOX SPORTS RPP HOLDINGS, LLC

                              By: /s/ Jeff Shell
                                 ---------------
                                 Name: Jeff Shell
                                 Title:  Executive Vice President and
                                         Chief Financial Officer


                              FOX/LIBERTY NETWORKS, LLC

                              By: /s/ Jeff Shell
                                 ---------------
                                 Name: Jeff Shell
                                 Title:  Executive Vice President
                                         and Chief Financial Officer


                              THE CHASE MANHATTAN BANK, as Administrative Agent

                              By: /s/ John Haltmaier
                                 -------------------
                                 Name: John Haltmaier
                                 Title:  Vice President

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